SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934

                                 April 13, 1999
                        (Date of Earliest Event Reported)

                         MORGAN STANLEY AIRCRAFT FINANCE
           (Exact Name of Registrant as Specified in Trust Agreement)

                                    Delaware
         (State or Other Jurisdiction of Incorporation or Organization)

         333-56575                                        13-3375162
         (Commission File                                 (IRS Employer
         Number)                                          Identification No.)

                         Morgan Stanley Aircraft Finance
                          c/o Wilmington Trust Company

                            1100 North Market Street
                               Rodney Square North

                         Wilmington, Delaware 19890-1000
                    Attention: Corporate Trust Administration

                                 (302) 651-1000

             (Address and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Office)

Item 5.           Other Events

                  Attached hereto as Exhibit A is a copy of a Monthly Report to Noteholders dated April 13, 1999 sent to each holder of Notes due March 15, 2023 of Morgan Stanley Aircraft Finance.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                              MORGAN STANLEY AIRCRAFT FINANCE

Date:    April 13, 1999       By: /s/ Alexander Frank
                                 ----------------------------------------------
                                 Signatory Trustee

                                  EXHIBIT INDEX

Exhibit A      -    Report to Noteholders